SEALAND NATURAL RESOURCES, INC.
(An Development Stage Enterprise)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

Balance Sheet:
May 31, 2011 and May 31, 2012	F-2

Statements of Operations:
For the years ended May 31, 2011 and 2012	F-3

Statement of Retained Earnings/(Deficit)
May 31, 2011 and 2012	F-4

Statements of Cash Flows:
For the years ended May 31, 2011 and 2012	F-5

Notes to Financial Statements:
May 31, 2012	F-6

THOMAS J. HARRIS

CERTIFIED PUBLIC ACCOUNTANT

3901 STONE WAY N., SUITE 202

SEATTLE, WA 98103

206.547.6050

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Sealand Natural Resources, Inc.

We have audited the accompanying balance sheets of Sealand Natural Resources, Inc. (A Development Stage Company) as of May 31, 2011 and May 31, 2012, and the related statements of income, stockholders’ equity and cash flows for the period then ended, and the period May 23, 2011 (inception) to May 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sealand Natural Resources, Inc. (A Development Stage Company) as of May 31, 2011 and May 31, 2012 and the results of its operations and cash flows for the periods then ended and the period May 23, 2011 (inception) to May 31, 2012

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #2 to the financial statements, the Company has had no operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note # 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Seattle, Washington

March 30, 2013

F-1

SEALAND NATURAL RESOURCES, INC.
(An Development Stage Enterprise)

Audited

	May 31,	May 31,
	2011	2012

ASSETS
Current assets:
Cash	$2,000	$781
Accounts receivable		4,077
Inventory		2,053

Total current assets	2,000	6,911

Fixed Assets
Furniture and Equipment		1,117

Total Fixed Assets	-	1,117
Less Accumulated Depreciation		(74)
Net Fixed Assets	-	1,043

Total assets	$2,000	$7,954

LIABILITIES
Current liabilities:
Related party loans		$43,187

Total current liabilities	-	43,187

Total liabilities	-	43,187

STOCKHOLDERS' EQUITY
Common stock, $.01 par value, 100,000,000 authorized, 200,000 and 33,433,816 shares issued and outstanding	2,000	334,338
Capital in excess of par value		14,236
Stock subscription receivable	-	(63,698)
Deficit accumulated during the development stage		(320,109)
Total stockholders' equity	2,000	(35,233)
Total liabilities and stockholders' deficit	$2,000	$7,954

The accompanying notes are an integral part of these statements.

F-2

SEALAND NATURAL RESOURCES, INC.
(An Development Stage Enterprise)

Audited

			Cumulative,
			Inception,
			May 23,
	Year ended	Year ended	2011 through
	May 31,	May 31,	May 31,
	2011	2012	2012

Sales	$-	$18,298	$18,298

Cost of Sales	-	34,516	34,516

Gross Profit	-	(16,218)	(16,218)

General and administrative expenses:
Wages and salaries		207,600	207,600
Advertising and marketing	-	44,945	44,945
Legal and professional	-	5,894	5,894
Computer and internet		3,989	3,989
Travel and entertainment	-	6,196	6,196
Research and development		4,600	4,600
Bank charges	-	1,611	1,611
Rent		21,998	21,998
Depreciation and amortization		74	74
Other office and miscellaneous	-	6,984	6,984
Total operating expenses	-	303,891	303,891
(Loss) from operations	-	(320,109)	(320,109)

Other income (expense):
Interest income			-
Interest (expense)	-	-	-
Income/(Loss) before taxes	-	(320,109)	(320,109)

Provision/(credit) for taxes on income	-	-	-
Net Income/(loss)	$-	$(320,109)	$(320,109)

Basic earnings/(loss) per common share	$-	$(0.02)

Weighted average number of shares outstanding	2,000	16,716,908

The accompanying notes are an integral part of these statements.

F-3

SEALAND NATURAL RESOURCES, INC.
(An Development Stage Enterprise)

Audited

					(Deficit)
					Accumulated
			Additional	Stock	During the
	Common stock		Paid-in	Subscription	Development
	Shares	Amount	Capital	Receivable	Stage	Totals

Balance, May 23, 2011	-	$-	$-	$-	$-	$-

Founder shares issued	200,000	2,000			-	2,000

Common stock issued					-	-

Net (loss) for the period	-	-	-		-	-

Balance, May 31, 2011	200,000	2,000	-		-	2,000

Founder shares issued	20,000,000	200,000		(63,698)		136,302

Common stock issued	13,233,816	132,338	14,236			146,574

Net (loss) for the period					(320,109)	(320,109)

Balance, May 31, 2012	33,433,816	$334,338	$14,236	$(63,698)	$(320,109)	$(35,233)

The accompanying notes are an integral part of these statements.

F-4

SEALAND NATURAL RESOURCES, INC.

(An Development Stage Enterprise)

Audited

			Cumulative,
			Inception,
			May 23,
	Year ended	Year ended	2011 through
	May 31,	May 31,	May 31,
	2011	2012	2012

Cash flows from operating activities:
Net income (loss)	$-	$(320,109)	$(320,109)

Adjustments to reconcile net (loss) to cash provided (used) by developmental stage activities:
Common stock issued for services
Depreciation and amortization	-	74	74
Change in current assets and liabilities:
Accounts receivable	-	(4,077)	(4,077)
Inventory	-	(2,053)	(2,053)
Accounts payable and accrued expenses	-	-
Net cash flows from operating activities	-	(326,165)	(326,165)

Cash flows from investing activities:
Purchase of fixed assets		(1,117)	(1,117)
	-
Net cash flows from investing activities	-	(1,117)	(1,117)

Cash flows from financing activities:
Proceeds from sale of common stock	2,000	346,574	348,574
Stock subscription receivable		(63,698)	(63,698)
Related party transaction		43,187	43,187
Net cash flows from financing activities	2,000	326,063	328,063
Net cash flows	2,000	(1,219)	781

Cash and equivalents, beginning of period	-	2,000	-
Cash and equivalents, end of period	$2,000	$781	$781

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS FOR:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these statements.

F-5

SEALAND NATURAL RESOURCES, INC.

 (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

Note 1 - Summary of Significant Accounting Policies

     General Organization and Business

Sealand Natural Resources, Inc. (“Sealand ” or the “Company”) is a Nevada corporation in the development stage. The Company was incorporated under the laws of the State of Nevada on May 23, 2011. The Company engages in the manufacture, distribution, sales and marketing of all natural functional beverages, nutriceuticals, health supplements and the harvesting of organic raw materials. The Company integrates critical scientific, environmental and medical competencies in three core areas: exploration/discovery, characterization of health benefits, and the ability to scale up new and natural consumer products for commercial use.

The Company is in the development stage as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 "Development-Stage Entities.”

     Basis of presentation

Our accounting and reporting policies conform to U.S. generally accepted accounting principles applicable to exploration stage enterprises. Changes in classification of 2011 amounts have been made to conform to current presentations.

     Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and cash equivalents

For purposes of the statement of cash flows, we consider all cash in banks, money market funds, and certificates of deposit with a maturity of less than three months to be cash equivalents.

     Property and Equipment

The Company values its investment in property and equipment at cost less accumulated depreciation. Depreciation is computed primarily by the straight line method over the estimated useful lives of the assets ranging from five to thirty-nine years.

     Inventory

Inventory is recorded at lower of cost or market; cost is computed on a first-in first-out basis. The inventory consists of imported goods.

     Accounts receivable

Trade receivables are carried at original invoice amount. Accounts receivable are written off to bad debt expense using the direct write-off method. Receivables past due for more than 120 days are considered delinquent. Management determines uncollectible accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions and by using historical experience applied to an aging of accounts. Recoveries of trade receivables previously written off are recorded when received.

F-6

SEALAND NATURAL RESOURCES, INC.

 (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

     Fair value of financial instruments and derivative financial instruments

We have adopted Accounting Standards Codification regarding Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The carrying amounts of cash, accounts payable, accrued expenses, and other current liabilities approximate fair value because of the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. We do not hold or issue financial instruments for trading purposes, nor do we utilize derivative instruments in the management of foreign exchange, commodity price or interest rate market risks.

     Federal income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with Accounting Standards Codification regarding Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred taxes are provided for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

     Net Income Per Share of Common Stock

We have adopted Accounting Standards Codification regarding Earnings per Share, which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. We do not have a complex capital structure requiring the computation of diluted earnings per share.

    Internal Website Development Costs

Under ASC350-50, Website Development Costs, costs and expenses incurred during the planning and operating stages of the Company's website are expensed as incurred.  Under ASC 350-50, costs incurred in the website application and infrastructure development stages are capitalized by the Company and amortized to expense over the website's estimated useful life or period of benefit.

    Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives at each balance sheet date.  The Company records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.

    Deferred Offering Costs

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed.  At the time of the completion of the offering, the costs are charged against the capital raised.  Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated.

F-7

SEALAND NATURAL RESOURCES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

    Deferred Acquisition Costs

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed.  At the time of the completion of the offering, the costs are charged against the capital raised.  Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated.

    Common Stock Registration Expenses

The Company considers incremental costs and expenses related to the registration of equity securities with the SEC, whether by contractual arrangement as of a certain date or by demand, to be unrelated to original issuance transactions.  As such, subsequent registration costs and expenses are reflected in the accompanying financial statements as general and administrative expenses, and are expensed as incurred.

Note 2 - Uncertainty, going concern:

At May 31, 2012, the Company was engaged in a business and had suffered losses from development stage activities to date. In addition, the Company has minimal operating funds. Although management is currently attempting to identify business opportunities and is seeking additional sources of equity or debt financing, there is no assurance that these activities will be successful. Accordingly, the Company must rely on its current officer to perform essential functions without compensation unless and until the business generates revenue. No amounts have been recorded in the accompanying financial statements for the value of the officer’s services, as it is not considered material. These factors raise doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 - Related Party Loans

As of May 31, 2012, The Company received a loan from officers in the amount of $43,187. The loan was provided for working capital purposes, and is unsecured, non-interest bearing, and has no specific terms of prepayment.

Note 4 – Service Agreements

On June 1, 2011, the Company entered into a Service Agreement with one its Officers and Directors. The agreement requires the Company to pay the Officer a sum of $9,800 monthly fee plus de-minimus fringe benefits. The agreement is cancellable by either party with written notice of termination.

On June 1, 2011, the Company entered into a Service Agreement with one its Officers and Directors. The agreement requires the Company to pay the Officer a sum of $7,500 monthly fee plus de-minimus fringe benefits. The agreement is cancellable by either party with written notice of termination.

Note 5 - Common Stock

In 2011, the Company authorized the issuance of 200,000 founder shares at par value. The Company formally issued these shares in 2012.

In 2012, the Company issued 20,000,000 shares of founder shares at par value. The Company has also recorded a stock subscription receivable of $63,698 for the remaining outstanding balance.

F-8

SEALAND NATURAL RESOURCES, INC.

 (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

In 2012, the Company issued 13,233,816 shares at an average value of $0.011 per share.

Note 6 - Income Taxes

The provision (benefit) for income taxes for the years ended May 31, 2011, and 2012, were as follows:

	Year Ended May 31,
	2011	2012

Current Tax Provision:
Federal-
Taxable income	$-	$-

Total current tax provision	$-	$-

Deferred Tax Provision:
Federal-
Loss carryforwards	$0	$108,837
Change in valuation allowance	(0)	(108,837)

Total deferred tax provision	$-	$-

The Company had deferred income tax assets as of May 31, 2011, and 2012, as follows:

	May 31,
	2011	2012

Loss carryforwards	$0	$108,837
Less - Valuation allowance	(0)	(108,837)

Total net deferred tax assets	$-	$-

The Company provided a valuation allowance equal to the deferred income tax assets for the years ended May 31, 2011, and 2012, because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

As of May 31, 2011, and 2012, the Company had approximately $0 and $320,109, respectively, in tax loss carryforwards that can be utilized in future periods to reduce taxable income, and will begin to expire in the year 2037.

Note 7 – Subsequent Events

The Company’s majority shareholders are in a purchase agreement to purchase 2,500,000 shares of Vitas Group Inc. (a Shell Company), which equates to 83.19% of its outstanding shares. These individuals plan on merging Sealand Natural Resources, Inc. into the Shell company.

F-9

SEALAND NATURAL RESOURCES, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

Note 8 - Recent Accounting Pronouncements

In December 2010, the FASB issued updated guidance on when and how to perform certain steps of the periodic goodwill impairment test for public entities that may have reporting units with zero or negative carrying amounts. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010, with early adoption prohibited.  The adoption of this standard update did not impact the Company’s consolidated financial statements.

In May 2011, the FASB issued guidance to amend certain measurement and disclosure requirements related to fair value measurements to improve consistency with international reporting standards. This guidance is effective prospectively for public entities for interim and annual reporting periods beginning after December 15, 2011, with early adoption by public entities prohibited. The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

In June 2011, the FASB issued new guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted.  The Company is currently evaluating this guidance, but does not expect its adoption will have a material effect on its consolidated financial statements.

F-10